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                                                                    EXHIBIT 10.2

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                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                              TSI TELECOMMUNICATION
                                 HOLDINGS, LLC,

                              TSI TELECOMMUNICATION
                                 HOLDINGS, INC.,

                              TSI TELECOMMUNICATION
                                  SERVICES INC.

                  and certain of their respective Subsidiaries

                                   in favor of

                          LEHMAN COMMERCIAL PAPER INC.,
                             as Administrative Agent

                          Dated as of February 14, 2002

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                                TABLE OF CONTENTS

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                                                                                                           PAGE
SECTION 1.       DEFINED TERMS...............................................................................2

    1.1.     Definitions.....................................................................................2
    1.2.     Other Definitional Provisions...................................................................6

SECTION 2.       GUARANTEE...................................................................................7

    2.1.     Guarantee.......................................................................................7
    2.2.     Rights of Reimbursement, Contribution and Subrogation...........................................8
    2.3.     Reserved.......................................................................................10
    2.4.     Amendments, etc. with respect to the Borrower Obligations......................................10
    2.5.     Guarantee Absolute and Unconditional...........................................................10
    2.6.     Reinstatement..................................................................................11
    2.7.     Payments.......................................................................................11

SECTION 3.       GRANT OF SECURITY INTEREST.................................................................11


SECTION 4.       REPRESENTATIONS AND WARRANTIES.............................................................12

    4.1.     Representations in Credit Agreement............................................................13
    4.2.     Title; No Other Liens..........................................................................13
    4.3.     Perfected First Priority Liens.................................................................13
    4.4.     Jurisdiction of Incorporation, etc.............................................................13
    4.5.     Inventory, Equipment and Books and Records.....................................................13
    4.6.     Farm Products..................................................................................14
    4.7.     Investment Property............................................................................14
    4.8.     Receivables....................................................................................15
    4.9.     Contracts......................................................................................15
    4.10.    Intellectual Property..........................................................................16
    4.11.    Vehicles.......................................................................................18

SECTION 5.       COVENANTS..................................................................................18

    5.1.     Covenants in Credit Agreement..................................................................18
    5.2.     Delivery and Control of Instruments, Chattel Paper and Investment Property.....................18
    5.3.     Maintenance of Insurance.......................................................................19
    5.4.     Payment of Obligations.........................................................................20
    5.5.     Maintenance of Perfected Security Interest; Further Documentation..............................20
    5.6.     Changes in Locations, Name, Jurisdiction of Incorporation, etc.................................21
    5.7.     Notices........................................................................................21
    5.8.     Investment Property............................................................................22
    5.9.     Receivables....................................................................................23
    5.10.    Contracts......................................................................................23
    5.11.    Intellectual Property..........................................................................23
    5.12.    Vehicles.......................................................................................26
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
SECTION 6.       REMEDIAL PROVISIONS........................................................................26

    6.1.     Certain Matters Relating to Receivables........................................................26
    6.2.     Communications with Obligors; Grantors Remain Liable...........................................27
    6.3.     Pledged Securities.............................................................................28
    6.4.     Proceeds to be Turned Over To Administrative Agent.............................................29
    6.5.     Application of Proceeds........................................................................29
    6.6.     Code and Other Remedies........................................................................29
    6.7.     Registration Rights............................................................................30
    6.8.     Waiver; Deficiency.............................................................................32

SECTION 7.       THE ADMINISTRATIVE AGENT...................................................................32

    7.1.     Administrative Agent's Appointment as Attorney-in-Fact, etc....................................32
    7.2.     Duty of Administrative Agent...................................................................34
    7.3.     Execution of Financing Statements..............................................................34
    7.4.     Authority of Administrative Agent..............................................................34
    7.5.     Appointment of Co-Collateral Agents............................................................35

SECTION 8.       MISCELLANEOUS..............................................................................35

    8.1.     Amendments in Writing..........................................................................35
    8.2.     Notices........................................................................................35
    8.3.     No Waiver by Course of Conduct; Cumulative Remedies............................................35
    8.4.     Enforcement Expenses; Indemnification..........................................................35
    8.5.     Successors and Assigns.........................................................................36
    8.6.     Set-Off........................................................................................36
    8.7.     Counterparts...................................................................................37
    8.8.     Severability...................................................................................37
    8.9.     Section Headings...............................................................................37
    8.10.    Integration....................................................................................37
    8.11.    GOVERNING LAW..................................................................................37
    8.12.    Submission to Jurisdiction; Waivers............................................................37
    8.13.    Acknowledgments................................................................................38
    8.14.    Additional Grantors............................................................................38
    8.15.    Releases.......................................................................................38
    8.16.    WAIVER OF JURY TRIAL...........................................................................39
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                       GUARANTEE AND COLLATERAL AGREEMENT

     GUARANTEE AND COLLATERAL AGREEMENT, dated as of February 14, 2002, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GRANTORS"), in favor of LEHMAN COMMERCIAL PAPER INC., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), for (i) the banks and other financial institutions or entities (the "LENDERS") from time to time parties to the Credit Agreement, dated as of February 14, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among TSI TELECOMMUNICATION HOLDINGS, LLC, a Delaware limited liability company (the "ULTIMATE PARENT"), TSI TELECOMMUNICATION HOLDINGS, INC., a Delaware corporation (the "PARENT"), TSI MERGER SUB, INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions or entities from time to time parties thereto (the "LENDERS"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager (in such capacity, the "ARRANGER") and the Administrative Agent, and (ii) the other Secured Parties (as hereinafter defined).

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

     WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to consummate the Acquisition and make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

     WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Secured Parties;

     NOW, THEREFORE, in consideration of the premises and to induce the Arranger, the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each

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Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

                            SECTION 1. DEFINED TERMS

          1.1.  DEFINITIONS

          (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Certificated Security, Chattel Paper, Commodity Account, Commodity Contract, Commodity Intermediary, Documents, Entitlement Order, Equipment, Farm Products, Financial Asset, Goods, Instruments, Inventory, Letter of Credit Rights, Securities Account, Securities Intermediary, Security, Security Entitlement and Uncertificated Security.

          (b)   The following terms shall have the following meanings:

          "AGREEMENT": this Guarantee and Collateral Agreement, as the same may be amended, supplemented, replaced or otherwise modified from time to time.

          "BORROWER OBLIGATIONS": the collective reference to the Obligations (as defined in the Credit Agreement).

          "COLLATERAL": as defined in Section 3.

          "COLLATERAL ACCOUNT": (i) any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4 or (ii) any cash collateral account established as provided in Sections 2.12(e) or 8 of the Credit Agreement.

          "CONTRACTS": the Acquisition Agreement and the Related Agreements as the same may be amended, supplemented, replaced or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Grantor to damages arising thereunder and (iv) all rights of any Grantor to terminate, and to perform and compel performance of, such Contracts and to exercise all remedies thereunder.

          "COPYRIGHTS": (i) all copyrights, whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein (including, but not limited to, Business Software, as defined in the Intellectual Property Agreement), all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each registration and application identified in SCHEDULE 6, (ii) the rights to print, publish and distribute any of

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     the foregoing, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Copyright Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (v) all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "DEPOSIT ACCOUNT": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

          "EXCLUDED FOREIGN SUBSIDIARY": any Foreign Subsidiary in respect of which either (i) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (ii) the guaranteeing by such Subsidiary of the Obligations, would, in the good faith judgment of the Borrower, result in material adverse tax consequences to the Borrower; PROVIDED, HOWEVER, that a Foreign Subsidiary that (1) is not directly or indirectly owned in whole or part by a Foreign Subsidiary (unless each such Foreign Subsidiary is a pass-through entity for United States federal income tax purposes) and (2) is treated as a pass-through entity for United States federal income tax purposes shall not be an Excluded Foreign Subsidiary while so treated.

          "EXCLUDED FOREIGN SUBSIDIARY VOTING STOCK": the voting Capital Stock of any Excluded Foreign Subsidiary.

          "FOREIGN SUBSIDIARY": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

          "GENERAL INTANGIBLES": all "general intangibles" as such term is defined in Section 9-102(a)(42) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures and all licenses and permits issued by Governmental Authorities in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, replaced or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of such Grantor to damages arising thereunder, (iv) all rights of such Grantor to receive any tax refunds, and
     (v) all rights of such Grantor to terminate and to perform, compel performance and to exercise all remedies thereunder.

          "GUARANTOR OBLIGATIONS": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including,

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     without limitation, all fees and disbursements of counsel to any Secured
     Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

          "GUARANTORS": the collective reference to each Grantor other than the Borrower.

          "HEDGE AGREEMENTS": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Intellectual Property Licenses, the Copyrights, the Patents, the Trademarks, the Trade Secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "INTELLECTUAL PROPERTY LICENSES": any agreement (whether written or oral) naming any Grantor as licensor or licensee (including, without limitation, those listed in SCHEDULE 6), granting any right (including, without limitation, the grant of rights to use, manufacture, distribute, exploit and sell materials derived therefrom or to use or sell any invention covered in whole or in part thereby) under (i) any Copyright (the "COPYRIGHT LICENSES"); (ii) any Patent (the "PATENT LICENSES"); (iii) any Trademark (the "Trademark Licenses") or (iv) any Trade Secret.

          "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Grantor to any other Grantor, including, without limitation, the Subordinated Intercompany Note.

          "INVESTMENT PROPERTY": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the Uniform Commercial Code in effect in the State of New York on the date hereof including, without limitation, all Certificated Securities and Uncertificated Securities, all Security Entitlements, all Securities Accounts, all Commodity Contracts and all Commodity Accounts (other than any Excluded Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock"), (ii) security entitlements, in the case of any United States Treasury book-entry securities, as defined in 31 C.F.R. section 357.2, or, in the case of any United States federal agency book-entry securities, as defined in the corresponding United States federal regulations governing such book-entry securities, and (iii) whether or not constituting "investment property" as so defined, all Pledged Notes, all Pledged Stock, all Pledged Security Entitlements and all Pledged Commodity Contracts.

          "ISSUERS": the collective reference to each issuer of a Pledged Security.

          "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

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          "OBLIGATIONS": (i) in the case of the Borrower, the Borrower
     Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

          "PATENTS": (i) all patents, patent applications and patentable inventions, including, without limitation, each issued patent and patent application identified in SCHEDULE 6, (ii) all inventions and improvements described and claimed therein, (iii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iv) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Patent Licenses entered into in connection therewith, and damages and payments for past, present or future infringement thereof), and (v) all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

          "PLEDGED COMMODITY CONTRACTS": all commodity contracts listed on
     SCHEDULE 2 and all other commodity contracts to which any Grantor is party from time to time.

          "PLEDGED DEBT SECURITIES": the debt securities listed on SCHEDULE 2, together with any other certificates, options, rights or security entitlements of any nature whatsoever in respect of the debt securities of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect.

          "PLEDGED NOTES": all promissory notes listed on SCHEDULE 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

          "PLEDGED SECURITIES": the collective reference to the Pledged Debt Securities, the Pledged Notes and the Pledged Stock.

          "PLEDGED SECURITY ENTITLEMENTS": all security entitlements with respect to the financial assets listed on SCHEDULE 2 and all other security entitlements of any Grantor.

          "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 2, together with any other shares, stock certificates, options, rights or security entitlements of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; PROVIDED that in no event shall more than 65% of the total outstanding Excluded Foreign Subsidiary Voting Stock of any Excluded Foreign Subsidiary be required to be pledged hereunder.

          "PROCEEDS": all "proceeds" as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto.

          "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and

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     whether or not it has been earned by performance (including, without limitation, any Account).

          "SECURED PARTIES": collectively, the Arranger, the Administrative Agent, the Lenders and, with respect to any Specified Hedge Agreement, any affiliate of any Lender party thereto (or any Person that was a Lender or an affiliate thereof when such Specified Hedge Agreement was entered into) that has agreed to be bound by the provisions of Section 7.2 hereof as if it were a party hereto and by the provisions of Section 9 of the Credit Agreement as if it were a Lender party thereto.

          "SECURITIES ACT": the Securities Act of 1933, as amended.

          "TRADEMARKS": (i) all trademarks, service marks, trade names, corporate names, company names, business names, trade dress, trade styles, logos, or other indicia of origin or source identification, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in SCHEDULE 6, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Trademark Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each of the above.

          "TRADE SECRETS": (i) all trade secrets and all confidential and proprietary information, including know-how, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all Trade Secret Licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights of any kind whatsoever of any Grantor accruing thereunder or pertaining thereto.

          "VEHICLES": all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any jurisdiction and all tires and other appurtenances to any of the foregoing.

          1.2.  OTHER DEFINITIONAL PROVISIONS

          (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to

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any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

          (d) The expressions "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Borrower Obligations or the Guarantor Obligations shall mean the unconditional, final and irrevocable payment in full, in immediately available funds, of all of the Borrower Obligations or the Guarantor Obligations, as the case may be (excluding Obligations in respect of any Specified Hedge Agreement and unmatured contingent reimbursement and indemnification Obligations).

                              SECTION 2. GUARANTEE

          2.1.  GUARANTEE

          (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

          (b) If and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors and laws relating to fraudulent conveyances or transfers), the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of contribution, reimbursement and subrogation arising under Section 2.2. Each Guarantor acknowledges and agrees that, to the extent not prohibited by applicable law,
(i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.1(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and
(iii) the limitation set forth in this Section 2.1(b) may be enforced only to the extent required under such laws in order for the obligations of such Guarantor under this Agreement to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

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          (c)   Each Guarantor agrees that Borrower Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.1(b) without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Party hereunder.

          (d) The guarantee contained in this Section 2 shall remain in full force and effect until payment in full of the Obligations, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Party from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations (other than Obligations in respect of any Specified Hedge Agreement) are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated or have expired.

          2.2.  RIGHTS OF REIMBURSEMENT, CONTRIBUTION AND SUBROGATION.

           In case any payment is made on account of the Obligations by any Grantor or is received or collected on account of the Obligations from any Grantor or its property:

          (a) If such payment is made by a Borrower or from its property, then, if and to the extent such payment is made on account of Obligations arising from or relating to a Loan made to the Borrower or a Letter of Credit issued for account of the Borrower, the Borrower shall not be entitled (A) to demand or enforce reimbursement or contribution in respect of such payment from any other Grantor or (B) to be subrogated to any claim, interest, right or remedy of any Secured Party against any other Person, including any other Grantor or its property; and

          (b) If such payment is made by a Guarantor or from its property, such Guarantor shall be entitled, subject to and upon payment in full of the Obligations, (A) to demand and enforce reimbursement for the full amount of such payment from the Borrower and (B) to demand and enforce contribution in respect of such payment from each other Guarantor which has not paid its fair share of such payment, as necessary to ensure that (after giving effect to any enforcement of reimbursement rights provided hereby) each Guarantor pays its fair share of the unreimbursed portion of such payment. For this purpose, the fair share of each Guarantor as to any unreimbursed payment shall be determined based on an equitable apportionment of such unreimbursed payment among all Guarantors based on the relative value of their assets and any other equitable considerations deemed appropriate by the court.

          (c) If and whenever (after payment in full of the Obligations) any right of reimbursement or contribution becomes enforceable by any Grantor against any other Grantor

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under Sections 2.2(a) and 2.2(b), such Grantor shall be entitled, subject to and upon payment in full of the Obligations, to be subrogated (equally and ratably with all other Grantors entitled to reimbursement or contribution from any other Grantor as set forth in this Section 2.2) to any security interest that may then be held by the Administrative Agent upon any Collateral granted to it in this Agreement. Such right of subrogation shall be enforceable solely against the Grantors, and not against the Secured Parties, and neither the Administrative Agent nor any other Secured Party shall have any duty whatsoever to warrant, ensure or protect any such right of subrogation or to obtain, perfect, maintain, hold, enforce or retain any Collateral for any purpose related to any such right of subrogation. If subrogation is demanded by any Grantor, then (after payment in full of the Obligations) the Administrative Agent shall deliver to the Grantors making such demand, or to a representative of such Grantors or of the Grantors generally, an instrument reasonably satisfactory to the Administrative Agent transferring, on a quitclaim basis without any recourse, representation, warranty or obligation whatsoever, whatever security interest the Administrative Agent then may hold in whatever Collateral may then exist that was not previously released or disposed of by the Administrative Agent.

          (d) All rights and claims arising under this Section 2.2 or based upon or relating to any other right of reimbursement, indemnification, contribution or subrogation that may at any time arise or exist in favor of any Grantor as to any payment on account of the Obligations made by it or received or collected from its property shall be fully subordinated in all respects to the prior payment in full of all of the Obligations. Until payment in full of the Obligations, no Grantor shall demand or receive any collateral security, payment or distribution whatsoever (whether in cash, property or securities or otherwise) on account of any such right or claim. If any such payment or distribution is made or becomes available to any Grantor in any bankruptcy case or receivership, insolvency or liquidation proceeding, such payment or distribution shall be delivered by the person making such payment or distribution directly to the Administrative Agent, for application to the payment of the Obligations as set forth in Section 6.5. If any such payment or distribution is received by any Grantor, it shall be held by such Grantor in trust, as trustee of an express trust for the benefit of the Secured Parties, and shall forthwith be transferred and delivered by such Grantor to the Administrative Agent, in the exact form received and, if necessary, duly endorsed.

          (e) The obligations of the Grantors under the Loan Documents, including their liability for the Obligations and the enforceability of the security interests granted thereby, are not contingent upon the validity, legality, enforceability, collectibility or sufficiency of any right of reimbursement, contribution or subrogation arising under this Section 2.2. The invalidity, insufficiency, unenforceability or uncollectibility of any such right shall not in any respect diminish, affect or impair any such obligation or any other claim, interest, right or remedy at any time held by any Secured Party against any Guarantor or its property. The Secured Parties make no representations or warranties in respect of any such right and shall have no duty to assure, protect, enforce or ensure any such right or otherwise relating to any such right.

          (f) Each Grantor reserves any and all other rights of reimbursement, contribution or subrogation at any time available to it as against any other Grantor, but (i) the exercise and enforcement of such rights shall be subject to
Section 2.2(d) and (ii) neither the

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

Administrative Agent nor any other Secured Party shall ever have any duty or liability whatsoever in respect of any such right, except as provided in Section 2.2(c).

          2.3.  RESERVED.

          2.4.  AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS.

           Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, increased, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite Lenders under the Credit Agreement or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

          2.5.  GUARANTEE ABSOLUTE AND UNCONDITIONAL.

           Each Guarantor waives (to the extent not prohibited by applicable law) any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this
Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives (to the extent not prohibited by applicable law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance hereunder) which may at any time be available to or be asserted by the Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

          2.6.  REINSTATEMENT.

           The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

          2.7.  PAYMENTS.

           Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars in immediately available funds at the office of the Administrative Agent located at the Payment Office specified in the Credit Agreement.

                      SECTION 3. GRANT OF SECURITY INTEREST

           Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the personal property of such Grantor, including, without limitation, the following property, in each case, wherever located and now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's
Obligations:

           (a)  all Accounts;

           (b)  all Chattel Paper;

           (c)  all Contracts;

           (d)  all Deposit Accounts;

           (e)  all Documents;

           (f)  all Equipment;

           (g)  all General Intangibles;

           (h)  all Instruments;

           (i)  all Intellectual Property;

           (j)  all Inventory;

           (k)  all Investment Property;

           (l)  all Letter of Credit Rights;

           (m)  all money;

           (n)  all Vehicles;

           (o)  all Goods and other property not otherwise described above;

           (p) all bank accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such bank accounts;

           (q)  all books and records pertaining to the Collateral; and

           (r) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

           Notwithstanding the foregoing provisions of this Section 3, the security interest granted in Collateral consisting of (i) Accounts, Chattel Paper, Payment Intangibles, Promissory Notes and General Intangibles is subject to restrictions which are contained in the documents evidencing such Collateral, to the extent (and only to the extent) that such restrictions would prevent the granting of a security interest therein under applicable law and (ii) Equipment which is subject to restrictions contained in agreements governing purchase money Liens or Capital Lease Obligations otherwise permitted under the Loan Documents to the extent that and only for so long as such restrictions prohibit the granting of a security interest therein.

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

           To induce the Arranger, the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to

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

the Borrower thereunder, each Grantor hereby represents and warrants to the Secured Parties that:

          4.1.  REPRESENTATIONS IN CREDIT AGREEMENT

           In the case of each Guarantor, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the Secured Parties shall be entitled to rely on each of them as if they were fully set forth herein, PROVIDED that each reference in each such representation and warranty to the Borrower's or Parents' knowledge shall, for the purposes of this Section 4.l, be deemed to be a reference to such Guarantor's knowledge.

          4.2.  TITLE; NO OTHER LIENS

           Such Grantor owns each item of the Collateral free and clear of any and all Liens or claims, except for Permitted Liens. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

          4.3.  PERFECTED FIRST PRIORITY LIENS

           The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on SCHEDULE 3 (all of which filings and other documents referred to on said Schedule have been duly completed and executed, as applicable, and may be filed by the Administrative Agent at any time) and payment of all filing fees, will constitute valid fully perfected security interests in all of the Collateral other than Intellectual Property which is not United States Intellectual Property (with respect to which a security interest may be perfected by filing and such other actions specified on SCHEDULE 3) in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral except for Permitted Liens.

          4.4.  JURISDICTION OF INCORPORATION, ETC.

           On the date hereof, such Grantor's exact legal name (as indicated on the public record of such Grantor's jurisdiction of formation or organization), jurisdiction of organization and the location of such Grantor's chief executive office or sole place of business are specified on SCHEDULE 4. Except as otherwise indicated on SCHEDULE 4, the jurisdiction of each such Grantor's organization of formation is required to maintain a public record showing the Grantor to have been organized or formed.

          4.5.  INVENTORY, EQUIPMENT AND BOOKS AND RECORDS

           On the date hereof, the Inventory and the Equipment (other than mobile goods and Inventory and Equipment in a de minimis amount in the aggregate) and the books and records pertaining to the Collateral are kept at the locations listed on SCHEDULE 5.

          4.6.  FARM PRODUCTS

           None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          4.7.  INVESTMENT PROPERTY

           (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all of the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Excluded Foreign Subsidiary Voting Stock, if less, 65% of the outstanding Excluded Foreign Subsidiary Voting Stock of each relevant Issuer.

           (b) All the shares of the Pledged Stock which consist of shares or stock in a corporation have been duly and validly issued and are fully paid and nonassessable, or, with respect to Pledged Stock consisting of Capital Stock of any other type of entity, such Capital Stock has been duly and validly issued and either (i) all consideration required to be paid with respect to such Capital Stock has been paid with lawful consideration or (ii) there is a binding obligation to pay such consideration.

           (c) The terms of any uncertificated limited liability company interests and partnership interests included in the Pledged Stock expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the "issuer's jurisdiction" of each Issuer thereof (as such term is defined in the Uniform Commercial Code in effect in such jurisdiction).

           (d) The terms of any certificated limited liability company interests and partnership interests included in the Pledged Stock expressly provide that they are securities governed by Article 8 of the Uniform Commercial Code in effect from time to time in the State of New York.

           (e) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable against the obligee with respect thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

           (f) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens.

           (g) Each Issuer that is not a Grantor hereunder has executed and delivered to the Administrative Agent an Acknowledgment and Agreement, in substantially the form of Exhibit A, to the pledge of the Pledged Securities pursuant to this Agreement.

          4.8.  RECEIVABLES

           (a) No amount payable to such Grantor under or in connection with any Receivable in excess of $50,000.00 in the aggregate is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

           (b) None of the obligors on any Receivables is a Governmental Authority.

           (c) The amounts represented by such Grantor to the Secured Parties from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

          4.9.  CONTRACTS

          (a) No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement.

          (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) No material consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

          (d) Neither such Grantor (nor to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof, other than such defaults that could not reasonably be expected to have a Material Adverse Effect.

          (e) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims that, in the aggregate could reasonably be expected to have a Material Adverse Effect.

          (f) Such Grantor has delivered to the Administrative Agent a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

          (g) No material amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

          (h)   None of the parties to any Contract is a Governmental Authority.

          4.10. INTELLECTUAL PROPERTY

          (a) SCHEDULE 6 lists all registrations and applications for Intellectual Property owned by such Grantor in its own name on the date hereof and all material Intellectual Property Licenses pursuant to which (i) such Grantor licenses material Intellectual Property owned by it to a third party (other than routine licenses of software to its customers made in the normal course of business of providing services to such customers and licenses granted pursuant to the Intellectual Property Agreement) or (ii) such Grantor licenses from any third party material Intellectual Property required for its business as currently conducted (other than routine licenses of Intellectual Property used to operate back-office functions of the business). Except as set forth in
SCHEDULE 6, such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property or is otherwise entitled to use all such Intellectual Property, without limitation, subject only to the license terms of the Intellectual Property Licenses referenced herein or franchise agreements referred to in paragraph (c) below.

          (b) On the date hereof, all registrations and applications for registration of Intellectual Property set forth in SCHEDULE 6 are valid, subsisting, unexpired and enforceable, and have not been abandoned.

          (c) Except as (i) set forth in SCHEDULE 6, (ii) in licenses granted pursuant to the Intellectual Property Agreement and (iii) for routine licenses of software to its customers made in the normal course of business of providing services to such customers or routine licenses of Intellectual Property used to operate back-office functions of the business (such routine licenses collectively, the "ORDINARY COURSE LICENSES"), on the date hereof (x) none of the material Intellectual Property owned by Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor, and (y) such Grantor is not a party to any other agreements, obligations, orders or judgments that limit such Grantor's use of any material Intellectual Property.

          (d) Grantor's use of Intellectual Property owned by such Grantor that is necessary for the conduct of such Grantor's business as currently conducted does not knowingly and materially infringe the patent rights of any Person, and does not materially infringe the Trade Secret, Copyright or other Intellectual Property rights of any Person.

          (e) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity or enforceability of, or such Grantor's rights in, any Intellectual Property owned by any Grantor in any respect that could reasonably be expected to have a Material Adverse Effect. Such Grantor is not aware of any uses of any item of material Intellectual Property owned by any Grantor that could reasonably be expected to lead to such item becoming invalid or unenforceable including, without limitation, unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with Trademarks and Trademark Licenses.

          (f) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any material Intellectual Property owned by such Grantor or such Grantor's ownership interest therein, (ii) alleging that any services provided by, processes used by, or products manufactured or sold by such Grantor materially infringe any Patent, Trademark, Copyright, or any other right of any third party or (iii) alleging that any material Intellectual Property owned by such Grantor is being licensed, sublicensed or used in violation of any Patent, Trademark, Copyright or any other right of any third party, which, if adversely determined, would cause a material adverse condition or material adverse change in the value of any Intellectual Property. To the knowledge of Grantors, no Person is engaging in any activity that materially infringes upon the Intellectual Property owned by any Grantor or upon the rights of such Grantor therein. Except as set forth in SCHEDULE 6 hereto, in the Intellectual Property Agreement, or contained in an Ordinary Course License, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any person with respect to any part of the Intellectual Property owned by Grantor. The consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the material Intellectual Property owned by such Grantor.

          (g) Except as set forth in SCHEDULE 6 hereto, with respect to each material Intellectual Property License: (i) such license is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such license; (ii) such license will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interests granted herein, nor will the grant of such rights and interests constitute a breach or default under such license or otherwise give the licensor or licensee a right to terminate such license; (iii) such Grantor has not received any notice of termination or cancellation under such license;
(iv) such Grantor has not received any notice of a breach or default under such license, which breach or default has not been cured; (v) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such license (except as permitted in such license); and (vi) such Grantor is not in breach or default in any material respect, and no event has occurred that, with notice and/or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such license.

          (h) Except as set forth in SCHEDULE 6, such Grantor has performed all acts (including filings and recordations in the U.S. or Foreign Jurisdictions) and has paid all required fees and taxes to maintain in full force and effect and to protect the material registrations and applications for registration (but for Trademarks, only as applied to material goods or services) set forth in SCHEDULE 6. Such Grantor has used proper statutory notice in connection with its use of each material Patent, Trademark and Copyright included in the Intellectual Property owned by such Grantor except where the failure to use proper statutory notice could not reasonably be expect to have a Material Adverse Effect.

          (i) To the Grantor's knowledge, (i) none of the Trade Secrets owned by such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person; (ii) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and
(iii) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's material Intellectual Property owned by such Grantor, except where the default or breach could not reasonably be expected to have a Material Adverse Effect.

          (j) Such Grantor has taken all steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and provision of all services provided under or in connection with any material item of Intellectual Property owned by it and has taken all steps to ensure that all licensed users of such Intellectual Property use such consistent standards of quality.

          4.11. VEHICLES

          As of the Closing Date, no Grantor owns any Vehicles.

                              SECTION 5. COVENANTS

          Each Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the Obligations (excluding Obligations in respect of any Specified Hedge Agreement and unmatured contingent reimbursement and indemnification Obligations) shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated or expired:

          5.1.  COVENANTS IN CREDIT AGREEMENT

          Each Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

          5.2. DELIVERY AND CONTROL OF INSTRUMENTS, CHATTEL PAPER AND INVESTMENT PROPERTY

          (a) If any of the Collateral shall be or become evidenced or represented by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement; PROVIDED that, with respect to Collateral consisting of Instruments or Chattel Paper, any such Instrument or Chattel Paper shall be delivered to the Administrative Agent at such time as the value represented thereby exceeds $50,000.00 in the aggregate.

          (b) If any of the Collateral shall be or become evidenced or represented by an Uncertificated Security, such Grantor shall cause the Issuer thereof to agree in writing with such Grantor and the Administrative Agent that such Issuer will comply with instructions with respect to such Uncertificated Security originated by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit C.

          (c) If any of the Collateral shall be or become evidenced or represented by a Security Entitlement, such Grantor shall provide written notice to the Administrative Agent and, upon the request of the Administrative Agent, such Grantor shall cause the Securities

Intermediary with respect to such Security Entitlement to agree in writing with such Grantor and the Administrative Agent that such Securities intermediary will comply with Entitlement Orders originated by the Administrative Agent with respect to such Security Entitlements without further consent of such Grantor, such agreement to be in substantially the form of Exhibit D.

          (d) If any of the Collateral shall be or become evidenced or represented by a Commodity Contract, such Grantor shall provide written notice to the Administrative Agent and, upon the request of the Administrative Agent, such Grantor shall cause the Commodity Intermediary with respect to such Commodity Contract to agree in writing with such Grantor and the Administrative Agent that such Commodity Intermediary will apply any value distributed on account of such Commodity Contract as directed by the Administrative Agent without further consent of such Grantor, such agreement to be in substantially the form of Exhibit E.

          (e) If any of the Collateral shall be or become evidenced or represented by or held in a Securities Account or a Commodity Account, such Grantor shall provide written notice to the Administrative Agent and, upon the request of the Administrative Agent, such Grantor shall, in the case of a Securities Account, comply with Section 5.2(c) with respect to all Security Entitlements carried in such Securities Account and, in the case of a Commodity Account, comply with Section 5.2(d) with respect to all Commodity Contracts carried in such Commodity Account.

          (f) Any Control Agreement executed by any Grantor with respect to the Collateral, whether pursuant to this Section 5.2 or Section 5.5, shall provide that the Administrative Agent shall not be entitled to provide any instructions, Entitlement Orders or directions regarding the application of value distributed from the subject account unless an Event of Default has occurred and is continuing, and in addition, such Control Agreement shall provide that such any such entitlement to provide instruction, Entitlement Orders or directions regarding the application of value distributed from the subject account shall be suspended at such times as the Administrative Agent sends notice upon cure or waiver of any such Event of Default to the applicable Bank, Securities Intermediary or Commodity Intermediary and the Administrative Agent shall give such notice promptly upon the cure or waiver of such Event of Default.

          5.3. MAINTENANCE OF INSURANCE

          (a) Such Grantor will maintain, with financially sound and reputable insurance companies, insurance on all its property (including, without limitation, all Inventory, Equipment and Vehicles) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Administrative Agent with copies for each Secured Party, upon written request, full information as to the insurance carried; PROVIDED that in any event such Grantor will maintain, to the extent obtainable on commercially reasonable terms, (i) property and casualty insurance on all real and personal property on an all risks basis (including loss by fire, explosion and theft), covering the repair or replacement cost of all such property and consequential loss coverage for business interruption and extra expense (which shall include business interruption expenses as are otherwise generally available to similar businesses), and (ii) public liability insurance. All such insurance with respect to such Grantor shall be provided by insurers which (x) in the case of United States insurers and reinsurers, have an A.M. Best policyholders rating of

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

not less than A- with respect to primary insurance and B+ with respect to excess insurance and (y) in the case of non-United States insurers, the providers of at least 80% of such insurance have either an ISI policyholders rating of not less than A, an A.M. Best policyholders rating of not less than A- or a surplus of not less than $500,000,000 with respect to primary insurance, and an ISI policyholders rating of not less than BBB with respect to excess insurance, or, if the relevant insurance is not available from such insurers, such other insurers as the Administrative Agent may approve in writing. All insurance shall
(i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iii) be reasonably satisfactory in all other respects to the Administrative Agent.

          (b) Such Grantor will deliver to the Administrative Agent on behalf of the Secured Parties, (i) on the Closing Date, a certificate dated such date showing the amount and types of insurance coverage as of such date, (ii) upon request of the Administrative Agent from time to time, copies of policies or certificates providing such insurance coverage, (iii) promptly following receipt of notice from any insurer, a copy of any notice of cancellation or material change in coverage from that existing on the Closing Date, (iv) forthwith, notice of any cancellation or nonrenewal of coverage by such Grantor, and (v) promptly after such information is available to such Grantor, full information as to any claim for an amount in excess of $2,000,000 with respect to any property and casualty insurance policy maintained by such Grantor. Each Secured Party shall be named as additional insured on all such liability insurance policies of such Grantor and the Administrative Agent shall be named as loss payee on all property and casualty insurance policies of such Grantor.

          (c) The Borrower shall deliver to the Administrative Agent a certificate of a reputable insurance broker with respect to such insurance substantially concurrently with the delivery by the Borrower to the Administrative Agent of its audited financial statements for each fiscal year and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

          5.4.  PAYMENT OF OBLIGATIONS

          Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all federal and material state taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in any Lien on the Collateral other than a Permitted Lien.

          5.5.  MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER
DOCUMENTATION

          (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.

          (b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the assets and property of such Grantor as the Administrative Agent may reasonably request, all in reasonable detail.

          (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Investment Property, Deposit Accounts and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto, including without limitation, executing and delivering and causing the relevant depositary bank or securities intermediary to execute and deliver a Control Agreement in the form attached hereto as Exhibit D.

          5.6.  CHANGES IN LOCATIONS, NAME, JURISDICTION OF INCORPORATION, ETC.

          Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to SCHEDULE 5 showing any additional location at which Inventory or Equipment (other than mobile goods) or books and records pertaining to the Collateral shall be kept:

          (i) permit any of the Inventory or Equipment (other than mobile goods) or books and records pertaining to the Collateral to be kept at a location other than those listed on SCHEDULE 5; or

          (ii) change its legal name, jurisdiction of organization or the location of its chief executive office or sole place of business from that referred to in Section 4.4; or

          (iii) change its name, identity or structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become misleading.

          5.7.  NOTICES

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

          Such Grantor will advise the Secured Parties promptly, in reasonable detail, of any Lien (other than any Permitted Lien) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder.

          5.8.  INVESTMENT PROPERTY.

          (a) If such Grantor shall become entitled to receive or shall receive any stock or other ownership certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of or other ownership interests in the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Secured Parties, hold the same in trust for the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly endorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Except as otherwise expressly permitted under Sections 7.4 and 7.5 of the Credit Agreement, sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Grantor, such Grantor shall, to the extent such money or property is required to be paid or delivered to the Administrative Agent, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

          (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer (except as expressly permitted by the Credit Agreement), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any of the Investment Property or Proceeds thereof or any interest therein (except pursuant to a transaction expressly permitted by the Credit Agreement),
(iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement (other than Permitted Liens) or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof or any interest therein, other than any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

          (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Pledged Securities issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Securities issued by it.

          5.9.  RECEIVABLES

          (a) Except as otherwise expressly permitted under Section 7.5 of the Credit Agreement, other than in the ordinary course of business consistent with its past practice and so long as no Event of Default shall have occurred and be continuing, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

          (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 10% of the aggregate amount of the then outstanding Receivables.

          5.10. CONTRACTS

          (a) Such Grantor will perform and comply in all material respects with all its obligations under the Contracts.

          (b) Such Grantor will not amend, modify, terminate, waive or fail to enforce any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral or otherwise have a Material Adverse Effect.

          (c) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any Contract if such demand, notice or document relates to circumstances or events which could reasonably be expected to have a Material Adverse Effect.

          5.11. INTELLECTUAL PROPERTY

          (a) Unless the Grantor can reasonably demonstrate to the Administrative Agent that in each case the economic benefit to such Grantor of not acting as required under clauses (i), (ii), or (iii) hereof exceeds the economic benefit to such Grantor of compliance with such clauses, such Grantor (either itself or through licensees) will (i) continue to use material

Trademarks on each and every material trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademarks in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark and take all necessary steps to ensure that all licensed users of such material Trademark maintain as in the past such quality, and (iii) not (and will not permit any licensee or sublicensee thereof to) take any action or knowingly omit to take any action that may cause such material Trademark to become invalidated or impaired in any way.

          (b) Unless the Grantor can reasonably demonstrate to the Administrative Agent that the economic benefit to the Grantor of forfeiting, abandoning or dedicating to the public each such issued Patent exceeds the economic benefit to the Grantor of maintaining such issued Patent, such Grantor will not (and will not permit any licensee or sublicensee thereof to) take any action, or omit to take any action, whereby any material issued Patent may become forfeited, abandoned or dedicated to the public.

          (c) Unless the Grantor can reasonably demonstrate to the Administrative Agent that the economic benefit to the Grantor of allowing such registered Copyright to fall into the public domain or become invalidated exceeds the economic benefit to the Grantor of maintaining each such registered Copyright, such Grantor will not (and will not permit any licensee or sublicensee thereof to) take any action or knowingly omit to take any action whereby any material registered Copyright (or portion thereof) may fall into the public domain or become invalidated or otherwise impaired.

          (d) Unless the Grantor can reasonably demonstrate to the Administrative Agent that the economic benefit to the Grantor of allowing such infringement exceeds the economic benefit to the Grantor of non-infringement, such Grantor will not (and will not permit any licensee or sublicensee thereof to) take any action that uses any material Intellectual Property in a manner which it knows or should know infringes the intellectual property rights of any other Person.

          (e) Such Grantor (either itself or through licensees) will use proper statutory notice in connection with the use of each material Patent, Trademark and Copyright included in the Intellectual Property, except where the failure to give such proper statutory notice could reasonably be expected to have a Material Adverse Effect.

          (f) Such Grantor will notify the Secured Parties promptly if it knows, or has reason to know, of circumstances indicating that the application or registration for any material Intellectual Property could reasonably be expected to become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

          (g) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Secured Parties' security interest in any registered Copyright, Patent, Trademark or other Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

          (h) Unless the Grantor can reasonably demonstrate to the Administrative Agent that the economic benefit to such Grantor of not taking such reasonable and necessary steps exceeds the economic benefit to such Grantor of taking such reasonable and customary steps, such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of material Intellectual Property (as applied to material goods and services), including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits of use and affidavits of incontestability, the filing of divisional, continuation, continuation-in-part, reissue, and renewal applications or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Grantor shall file applications for (i) registrations of all material copyrights and trademarks and (ii) all material patentable subject matter, promptly when such application may be made, including without limitation, applications for material Intellectual Property permitted under the Intellectual Property Agreement.

          (i) Such Grantor (either itself or through licensees) will not, without the prior written consent of the Administrative Agent, discontinue use of or otherwise abandon any material Intellectual Property, or abandon any application or any right to file an application for letters patent, trademark, or copyright protection of such Intellectual Property, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such applications is no longer desirable in the conduct of such Grantor's business and that the loss thereof could not reasonably be expected to have a Material Adverse Effect and, in which case, such Grantor shall give prompt notice of any such abandonment to the Administrative Agent in accordance herewith.

          (j) In the event that any grantor knows or should know of circumstances indicating that any material Intellectual Property could reasonably be expected to be infringed, misappropriated or diluted in any material way by a third party, the Grantors shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property (including, if appropriate under the circumstances, bringing suit for infringement, misappropriation or dilution, or seeking injunctive relief and/or damages) and promptly notify the Administrative Agent of such actions, and keep the Administrative Agent apprised of all related activity or enforcement.

          (k) Such Grantor agrees that, should it obtain an ownership interest in any item of Intellectual Property which is not now a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 3 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property, and in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral, (iii) it shall give prompt (and, in any event within five Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) written notice thereof to the Administrative Agent in accordance herewith, and (iv) it shall provide the Administrative Agent promptly (and, in any event within five Business Days after the last day of the fiscal quarter in which such Grantor acquires such ownership interest) with an amended SCHEDULE 6 hereto and take the actions set forth in Section 5.11(m).

          (l) Such Grantor agrees to execute an Intellectual Property Security Agreement with respect to its Intellectual Property in substantially the form of Exhibit B-1 in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

          (m) Such Grantor agrees to execute an After-Acquired Intellectual Property Security Agreement with respect to its After-Acquired Intellectual Property in substantially the form of Exhibit B-2 in order to record the security interest granted herein to the Administrative Agent for the ratable benefit of the Secured Parties with the United States Patent and Trademark Office, the United States Copyright Office, and any other applicable Governmental Authority.

          5.12. VEHICLES

          (a) At any time after the fair market value of all Vehicles owned by the Credit Parties exceeds $100,000.00 in the aggregate, the Borrower shall promptly so notify the Administrative Agent and, upon the request of the Administrative Agent, the Borrower shall promptly deliver to the Administrative Agent, with respect to each such Vehicle, all applications for certificates of title or ownership indicating the Administrative Agent's first priority security interest in the Vehicle covered by such certificate, and any such other documentation, all in form sufficient for filing in each office in each jurisdiction which the Administrative Agent shall deem advisable to perfect its security interest in the Vehicles.

          (b) From and after the date on which the Administrative Agent makes the request described in clause (a) above, no Vehicle shall be removed from the state which has issued the certificate of title or ownership therefor for a period in excess of 30 days.

                         SECTION 6. REMEDIAL PROVISIONS

          6.1.  CERTAIN MATTERS RELATING TO RECEIVABLES

          (a) After the occurrence and during the continuance of a Default or Event of Default, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

          (b) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall collect such Grantor's Receivables, subject to the Administrative Agent's direction and control amd the. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly endorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At the Administrative Agent's reasonable request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

          6.2.  COMMUNICATIONS WITH OBLIGORS; GRANTORS REMAIN LIABLE

          (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of a Default or Event of Default communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables or Contracts.

          (b) Upon the reasonable request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by any Secured Party of any payment relating thereto, nor shall any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or

Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          6.3.  PLEDGED SECURITIES

          (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Securities; PROVIDED, HOWEVER, that no vote shall be cast or corporate or other ownership right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

          6.4.  PROCEEDS TO BE TURNED OVER TO ADMINISTRATIVE AGENT

          In addition to the rights of the Secured Parties specified in Section
6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, Cash Equivalents, checks and other near-cash items shall be held by such Grantor in trust for the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly endorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

          6.5.  APPLICATION OF PROCEEDS

          At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may, notwithstanding the provisions of Section 2.12 of the Credit Agreement, apply all or any part of Proceeds constituting Collateral realized through the exercise by the Administrative Agent of its remedies hereunder, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

          FIRST, to the Administrative Agent, to pay incurred and unpaid fees and expenses of the Secured Parties under the Loan Documents;

          SECOND, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, PRO RATA among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

          THIRD, to the Administrative Agent, for application by it towards prepayment of the Obligations, PRO RATA among the Lenders according to the amounts of the Obligations then held by the Lenders; and

          FOURTH, any balance of such Proceeds remaining after the Obligations (other than Obligations in respect of any Specified Hedge Agreement) shall have been paid in full, no Letters of Credit shall be outstanding and the Commitments shall have terminated or expired shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          6.6.  CODE AND OTHER REMEDIES.

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          (a)   If an Event of Default shall occur and be continuing, the
Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC (whether or not the New York UCC applies to the affected Collateral) or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent not prohibited by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Each Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released to the extent not prohibited by applicable law. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (b) In the event of any Disposition of any of the Intellectual Property, the goodwill of the business connected with and symbolized by any Trademarks subject to such Disposition shall be included, and the applicable Grantor shall supply the Administrative Agent or its designee with such Grantor's know-how and expertise, and with documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property subject to such Disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property and to the manufacture, distribution, advertising and sale of such products and services.

          6.7.  REGISTRATION RIGHTS.

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          (a)   If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock or the Pledged Debt Securities pursuant to Section 6.6, and if in the reasonable opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock or the Pledged Debt Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock or the Pledged Debt Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock or the Pledged Debt Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Debt Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Debt Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock or the Pledged Debt Securities pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement or a defense of payment.

                                       31
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          (d)   Notwithstanding the provisions set forth in Sections 6.7(a) and
(c), with respect to Pledged Stock or Pledged Debt Securities of an Issuer that is not (i) the Ultimate Parent or a Subsidiary thereof or (ii) otherwise controlled by, or under common control with, the Ultimate Parent or any of its Subsidiaries, the relevant Grantor shall use commercially reasonable efforts to cause such Issuer to comply with the requirements set forth in said Sections.

          6.8.  WAIVER; DEFICIENCY.

          Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by any Secured Party to collect such deficiency.

                       SECTION 7. THE ADMINISTRATIVE AGENT

          7.1.  ADMINISTRATIVE AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC.

          (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

          (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Secured Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

          (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iv)     execute, in connection with any sale provided for in Section
     6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

          (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

          (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

          (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

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          7.2.  DUTY OF ADMINISTRATIVE AGENT.

           The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, nor any other Secured Party nor any of their respective officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Parties hereunder are solely to protect the Secured Parties' interests in the Collateral and shall not impose any duty upon any Secured Party to exercise any such powers. The Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, partners, employees, agents, attorneys and other advisors, attorneys-in-fact or affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except to the extent that any such act or failure to act is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted solely and proximately from their own gross negligence, bad faith or willful misconduct.

          7.3.  EXECUTION OF FINANCING STATEMENTS.

           Each Grantor acknowledges that pursuant to Section 9-509(b) of the New York UCC and any other applicable law, the Administrative Agent is authorized to file or record financing or continuation statements, and amendments thereto, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent determines appropriate to perfect or maintain the perfection of the security interests of the Administrative Agent under this Agreement. Such financing statements may describe the collateral in the same manner as described in the Security Documents or as "all assets" or "all personal property" of the undersigned, whether now owned or hereafter existing or acquired by the undersigned. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

          7.4.  AUTHORITY OF ADMINISTRATIVE AGENT.

           Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

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          7.5.  APPOINTMENT OF CO-COLLATERAL AGENTS.

           At any time or from time to time, in order to comply with any Requirement of Law, the Administrative Agent may, in consultation with the Grantors, appoint another bank or trust company or one of more other persons, either to act as co-agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and which may be specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for indemnification and similar protections of such co-agent or separate agent).

                            SECTION 8. MISCELLANEOUS

          8.1.  AMENDMENTS IN WRITING.

           None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section
10.1 of the Credit Agreement.

          8.2.  NOTICES.

           All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section
10.2 of the Credit Agreement; PROVIDED that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

          8.3.  NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES.

           No Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          8.4.  ENFORCEMENT EXPENSES; INDEMNIFICATION.

          (a) Each Grantor agrees to pay or reimburse each Secured Party for all its costs and expenses incurred in collecting against such Grantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Administrative Agent.

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

          (b) Each Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

          (c) Each Grantor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.

          (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

          (e) Each Grantor agrees that the provisions of Section 2.20 of the Credit Agreement are hereby incorporated herein by reference, MUTATIS MUTANDIS, and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

          8.5.  SUCCESSORS AND ASSIGNS.

           This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Secured Parties and their permitted successors and assigns; PROVIDED that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

          8.6.  SET-OFF.

           Each Grantor hereby irrevocably authorizes each Secured Party at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final (other than trust accounts)), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Secured Party to or for the credit or the account of such Grantor, or any part thereof in such amounts as such Secured Party may elect, against and on account of the obligations and liabilities of such Grantor to such Secured Party hereunder and claims of every nature and description of such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as such Secured Party may elect, whether or not any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Secured Party shall notify such Grantor promptly of any such set-off and the application made by such Secured Party of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Secured Party may have.

                                       36
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          8.7.  COUNTERPARTS.

           This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          8.8.  SEVERABILITY.

           Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8.9.  SECTION HEADINGS.

           The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          8.10. INTEGRATION.

           This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

          8.11. GOVERNING LAW.

           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          8.12. SUBMISSION TO JURISDICTION; WAIVERS.

           Each Grantor hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                                       37
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          (c)  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

          8.13. ACKNOWLEDGMENTS.

           Each Grantor hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

          (b) no Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

          8.14. ADDITIONAL GRANTORS.

           Each Subsidiary of the Ultimate Parent that is required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

          8.15. RELEASES.

          (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Obligations in respect of any Specified Hedge Agreement) shall have been paid in full, the Commitments have been terminated or expired and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall promptly deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and promptly execute and deliver to such Grantor such documents as such Grantor determines to be necessary to evidence such termination.

                                       38
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          (b)  If any of the Collateral shall be Disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be Disposed of in a transaction permitted by the Credit Agreement; PROVIDED that the Borrower shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the Disposition in reasonable detail, including the price thereof and a reasonable estimate of any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents and that the Proceeds of such Disposition will be applied in accordance therewith.

          (c) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement originally filed in connection herewith without the prior written consent of the Administrative Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the New York UCC.

          8.16. WAIVER OF JURY TRIAL.

           EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

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

          IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                            TSI TELECOMMUNICATION HOLDINGS, LLC

                                            By:  /s/ David A. Donnini
                                               --------------------------------
                                               Name:  David A. Donnini
                                               Title: President & Secretary

                                            TSI TELECOMMUNICATION HOLDINGS, INC.

                                            By:  /s/ David A. Donnini
                                               --------------------------------
                                               Name:  David A. Donnini
                                               Title: President & Secretary

                                            TSI MERGER SUB, INC.

                                            By:  /s/ David A. Donnini
                                               --------------------------------
                                               Name:  David A. Donnini
                                               Title: President & Secretary

                                            TSI NETWORKS INC.

                                            By:  /s/ David A. Donnini
                                               --------------------------------
                                               Name:  David A. Donnini
                                               Title: President & Secretary

                                            TSI FINANCE INC.

                                            By:  /s/ David A. Donnini
                                               --------------------------------
                                               Name:  David A. Donnini
                                               Title: Vice President

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

                                            LEHMAN COMMERCIAL PAPER INC.,
                                            as Administrative Agent

                                            By:  /s/ G. Andrew Keith
                                               --------------------------------
                                               Name:  G. Andrew Keith
                                               Title: Authorized Signatory

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